Exhibit 99.1

ABS Corporation		Page 1
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

CERTIFICATES INFORMATION
	BALANCE	MARGIN
Investors	$500,000,000.00	0.26%
Transferor	$10,205,197.95	0.00%
OTHER INFORMATION
Original Pool Balance @ Cut-Off Date	$510,205,197.95
Servicing Fee	0.500%
Original Settlement Date	6/23/99
First Payment Date	7/20/99
Short Interest Period Days	27
Managed Amortization Period (Months)	60
Required Credit Enhancement Amount Percentage	1.75%
Required Credit Enhancement Amount	$8,750,000.00
Spread Account Maximum ( % of Invested Amount)	0.25%
Spread Account Maximum	1,250,000.00
Spread Account Floor ( % of Original Balance)	0.00%
Spread Account Step-Up 9+ Mths Delinquent Percentage	0.00%
Initial Insured Amount	$500,000,000.00
Fixed Allocation Percentage	98.00%
Minimum Transferor Interest Percentage	5.00%
Credit Enhancement Fee	0.110%
Rapid Amortization Event Trigger (% of Original Pool Balance)	1.000%
Tail Adjustment	$0.00

ABS Corporation		Page 2
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

INPUT SECTION (PAGE 1 of 1)
MONTH:	76
DISTRIBUTION DATE:	10/20/05
DETERMINATION DATE:	10/17/05
30
MORTGAGE LOANS PAYMENT SUMMARY
COLLECTION PERIOD:
MTGE LOANS INTEREST RECEIVED	$477,357.21
MTGE LOANS PRINCIPAL RECEIVED	$3,753,024.15
MTGE LOANS NET LIQUIDATION PROCEEDS (ALLOC. TO INTEREST)	$2,735.50
MTGE LOANS NET LIQUIDATION PROCEEDS (NET OF FORECL. PROFIT & ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS INSURANCE PROCEEDS (ALLOC. TO INTEREST)	$0.00
MTGE LOANS INSURANCE PROCEEDS (ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS SERVICER OPTIONAL ADVANCES (ALLOC. TO INTEREST)	$0.00
MTGE LOANS PURCHASE PRICE (ALLOC. TO INTEREST)	$0.00
MTGE LOANS PURCHASE PRICE (ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS TRANSFER DEPOSIT AMOUNT (ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS DRAWS (ADDITIONAL BALANCES)	$1,563,258.45
MTGE LOANS LIQUIDATION LOSS AMOUNT	$0.00
MTGE LOANS TOTAL ENDING PRINCIPAL BALANCE	$81,042,444.82
AVERAGE MTGE LOANS RATE	7.14383%
DELINQUENCY & REO SUMMARY
DEL STAT 1 - NO. OF ACCTS	38
DEL STAT 1 - CURRENT BALANCE	$1,313,710.39
DEL STAT 2 - NO. OF ACCTS	12
DEL STAT 2 - CURRENT BALANCE	$227,236.94
DEL STAT 1+ - NO. OF ACCTS	91
DEL STAT 1+ - CURRENT BALANCE	$3,101,787.52
DEL STAT 3+ - NO. OF ACCTS	41
DEL STAT 3+ - CURRENT BALANCE	$1,560,840.19
REO - NO. OF ACCTS	0
REO - CURRENT BOOK BALANCE (UNPAID PRINC. BALANCE)	$0.00
LOAN MODIFICATION SUMMARY
é TOTAL CLTV OF OUTSTANDING POOL BALANCE FOR THIS COLLECTION PERIOD	73.6477%
CUT-OFF DATE WEIGHTED AVERAGE GROSS MARGIN (NOT AN INPUT FIELD)	1.250%
RECALCULATED WEIGHTED AVERAGE GROSS MARGIN	0.644%
MAXIMUM AMOUNT OF MARGIN MODIFICATIONS EXECUTED? (NOT AN INPUT FIELD)	YES
OTHER INFORMATION
LIBOR RATE FOR CURRENT INTEREST PERIOD	3.79625%
INTEREST DEPOSIT INTO SPREAD ACCOUNT (REINVESTMENT)	$0

é AMOUNT OWED TO CREDIT ENHANCER DUE TO PREPAYMENT SHORTFALL	$0
SURETY BOND IN FORCE ? (YES=1; NO=0)	1

ABS Corporation		Page 3
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 1 of 5)
Distribution Date:	10/20/05
LIBOR Rate (Adjusted two business days prior to previous Distribution Date)	3.79625%
Average Mtge Loans Net Loan Rate (Effective Rate; Multiply by 360/365)	6.43597%
Maximum Rate	6.43597%
Investor Certificate Rate (LIBOR + 26 bps)	4.05625%
Investor Certificate Rate Capped at Maximum Rate? (Y=1; N=0)	0
Interest Period (Days)	30
Beginning Pool Balance	83,232,210.52
Beginning Investor Certificate Principal Balance	42,695,330.30
Beginning Transferor Principal Balance	38,149,586.78
Beginning Invested Amount	45,082,623.74
Investor Floating Allocation Percentage	54.1649%
Liquidation Loss Amount	0.00
Servicing Fee	34,680.09
Mtge Loans Interest (Net of Cut-Off Date Overdue Interest)	477,357.21
Mtge Loans Principal	3,753,024.15
Mtge Loans Net Liquidation Proceeds	2,735.50
Mtge Loans Insurance Proceeds	0.00
Mtge Loans Optional Servicer Advances	0.00
Mtge Loans Purchase Price	0.00
Mtge Loans Transfer Deposit Amount	0.00
Available Funds	4,233,116.86
Mtge Loans Interest	477,357.21
Mtge Loans Net Liquidations Proceeds (Alloc. to Int.)	2,735.50
Mtge Loans Insurance Proceeds (Alloc. to Int.)	0.00
Mtge Loans Optional Servicer Advances (Alloc. to Int.)	0.00
Mtge Loans Purchase Price (Alloc. to Int.)	0.00
Mtge Loans Interest Collections	480,092.71
Mtge Loans Principal	3,753,024.15
Mtge Loans Net Liquidation Proceeds (Alloc. to Princ. & Net of Forecl. Profits)	0.00
Mtge Loans Insurance Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Purchase Price (Alloc. to Princ.)	0.00
Mtge Loans Transfer Deposit Amount	0.00
Mtge Loans Principal Collections	3,753,024.15
Interest Collections	480,092.71
Principal Collections	3,753,024.15
Investor & Transferor Interest & Principal Allocation
Investor Interest Collections	260,041.62
Investor Principal Collections	3,677,955.62
Transferor Interest Collections	220,051.09
Transferor Principal Collections	75,068.53
(Check)	0.00
Investor Loss Amount	0.00
Transferor Loss Amount	0.00

ABS Corporation		Page 4
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 2 of 5)
Distribution Date:	10/20/05
Investor Interest Collections	260,041.62
less Investor Servicing Fee	18,784.43
less Unpaid Servicing Fee	0.00
less Investor Certificate Interest	144,319.11
less Unpaid Investor Certificate Interest Shortfall	0.00
less Credit Enhancement Premium	3,913.74
less Investor Loss Amount	0.00
less Unpaid Investor Loss Amount	0.00
less Unreimbursed Draw Amounts	0.00
Excess Interest	93,024.35
less Accelerated Principal Distribution Amount	9,194.89
less Deposit to (Release from) Spread Account	(9,194.89)
Remaining Excess Interest	93,024.35
Investor Distributions
Investor Certificate Interest	144,319.11
Managed Amortization Period? (Y=1, N=0)	0
Rapid Amortization Period? (Y=1, N=0)	1
Principal Collections less Additional Balances	2,189,765.70
Alternative Principal Payment	2,189,765.70
Maximum Principal Collections	3,677,955.62
Principal Distribution Amount	3,677,955.62
Investor Loss Amount Distributed to Investors	0.00
Excess Interest Paid as Principal	9,194.89
Transferor Distributions
Transferor Interest Collections (net of Transferor Servicing Fee)	204,155.43
Funds Released from Spread Account	0.00
Principal Distributions (including Transferor Principal Collections)	75,068.53
Excess Int. (Shortfall) a/ Interest	115,722.51
Excess Int. (Shortfall) a/ Premium b/ Losses	111,808.77
Excess Int. (Shortfall) a/ Losses	111,808.77
Required Amount	0.00
Required Amount Applied to Overcollateralization Amount	0.00
Draw on Policy	0.00
Investor Certificate Distribution Amount (Excluding Credit Enhancement Draw Amount)	3,831,469.62
Credit Enhancement Draw Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Guaranteed Amount	0.00

ABS Corporation		Page 5
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 3 of 5)
Distribution Date:	10/20/05
Beginning Pool Balance	83,232,210.52
Interest Distribution	480,092.71
Principal Distribution	3,753,024.15
Additional Balances	1,563,258.45
Liquidation Loss Amount	0.00
Ending Pool Balance	81,042,444.82
Beginning Investor Certificate Principal Balance	42,695,330.30
Investor Certificate Interest	144,319.11
Unpaid Investor Certificate Interest Shortfall distributed	0.00
Investor Certificate Principal	3,687,150.51
Ending Investor Certificate Principal Balance	39,008,179.79
Pool Factor	0.0780164
Beginning Transferor Balance	38,149,586.78
Interest Distribution (including funds released from Spread Account)	220,051.09
Principal Distribution (including Unallocated Transferor Principal Collections)	75,068.53
Additional Balances	1,563,258.45
Losses allocated to Transferor	0.00
Ending Transferor Balance	39,637,776.70
Minimum Transferor Interest	4,052,122.24
Transferor Principal Collections Unallocated due to Minimum Transferor Interest (held in Coll. Acct.)	0.00
Total Unallocated Transferor Principal Collections held in Collection Account	0.00
Beginning Invested Amount	45,082,623.74
Principal Distribution Amount	3,677,955.62
Investor Loss Reduction Amount	0.00
Ending Invested Amount	41,404,668.12
Beginning Total OC Amount	2,387,293.44
Ending Total OC Amount	2,396,488.33
Ending Total OC Amount (% of Original Invested Amount)	0.48%
Spread Account Cap Amount	103,511.67
Beginning Spread Account Balance	112,706.56
Draw from Account to Pay Credit Enhancer	0.00
Deposit to (Release from)	(9,194.89)
Ending Spread Account Balance	103,511.67
Ending Spread Account Balance (% of Ending Invested Amount)	0.25%
Unreimbursed Draw on Surety Bond	0.00

ABS Corporation		Page 6
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 4 of 5)
Distribution Date:	10/20/05
Beginning Insured Principal Amount	$42,695,330.30
Ending Insured Principal Amount	$39,008,179.79
Available Credit Enhancement	0.49%
Investor Distribution Amount	3,831,469.62
Transferor Distribution Amount (incl. Excess Cash Rel. From SA)	279,223.96
Investor Loss Amount Reimbursed from Excess Interest	0.00
Investor Loss Amount Reimbursed from Policy Draw	0.00
Investor Loss Amount Allocated to OC	0.00
Investor Loss Amount Unreimbursed	0.00
Unreimbursed Loss Amount Distributed	0.00
Cum. Accelerated Principal Distribution Amount	2,396,488.33
Cum. Principal Payments (Including ECPB & APDA)	460,991,820.21
Cum. Principal Payments (Excluding ECPB & APDA)	458,586,136.99
Cum. OC Amount	2,396,488.33
Cum. SA Deposits	103,511.67
Cum. Liquidation Losses	8,851,167.45
Cum. Investor Loss Reduction Amount	0.00
Cum. Purchase Price of Repurchased Loans (Alloc. to Principal)	0.00
Cum. Guaranteed Principal Distribution Amount	0.00
Cum. Credit Enhancement Draw Amount	0.00
Cum. Change in Weighted Average Gross Margin (Cut-Off Margin-Current Margin)	0.606%
Accrued but Unpaid a/ Distribution
Servicing Fee	0.00
Investor Certificate Interest	0.00
Credit Enhancement Premium	0.00
Unreimbursed Draw Amounts	0.00

ABS Corporation		Page 7
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 5 of 5)
Distribution Date:	10/20/05
SOURCES OF FUNDS:
Mtge Loans Interest	477,357.21
Mtge Loans Net Liq. Proceeds (Alloc. to Int. & Incl. Rec. Charge-Offs)	2,735.50
Mtge Loans Insurance Proceeds (Alloc. to Int.)	0.00
Mtge Loans Purchase Price (Alloc. to Int.)	0.00
Mtge Loans Principal	3,753,024.15
Mtge Loans Net Liq. Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Insurance Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Purchase Price (Alloc. to Princ.)	0.00
Mtge Loans Transfer Deposit Amount	0.00
Reinvestment Earnings	0.00
Draw on Policy	0.00
Total	4,233,116.86
USES OF FUNDS
Servicing Fee	34,680.09
Investor Interest Distribution	144,319.11
Accrued and Unpaid Investor Interest Distributed	0.00
Investor Principal Distribution	3,687,150.51
Transferor Distribution (not including Cash Released to Transferor)	279,223.96
Unallocated Transferor Principal Collections	0.00
Accrued and Unpaid Servicing Fee Distributed	0.00
Credit Enhancement Premium Distributed	3,913.74
Cash Deposited to (Released from) Spread Account	(9,194.89)
Cash Released to Transferor	93,024.35
Total	4,233,116.86
PERFORMANCE PARAMETERS
Aggregate Amount of Locked Balances	634,993.66
Aggregate Amount of Locked Balances -%	0.784%
Portfolio CLTV as of the End of the Collection Period	73.648%
Amount of Pool Balance Offered the “Skip-a-Pay Program”	0.00
Percentage of Pool Balance Offered the “Skip-a-Pay Program”	0.00%
Number of Accounts Accepting the “Skip-a-Pay Program”	0
Aggregate Principal Balance of Accounts Accepting the “Skip-a-Pay Program”	0.00
ERROR CHECK
Sources & Uses	OK
Pool Balance	OK
Transferor Balance	OK
Loss Allocation	OK
Overcollateralization	OK
Balance Reduction	OK
Distribution List:
Bill Marshall, JPMorgan Chase Bank, N.A.

ABS Corporation		Page 8
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Servicer Certificate (Page 1 of 3)
Distribution Date:	10/20/05
A. POOL INFORMATION
Aggregate Amount of Collections	4,233,116.86
Aggregate Amount of Interest Collections	480,092.71
Aggregate Amount of Principal Collections	3,753,024.15
Transfer Deposit Amount	0.00
Beginning Pool Balance	83,232,210.52
Ending Pool Balance	81,042,444.82
Additional Balances	1,563,258.45
Cum. Modifications to Credit Limits ($ of Initial Credit Limits)	$0.00
Cum. Modifications to Credit Limit (% of Initial Credit Limits)	0.00%
Cum. Change in Weighted Average Gross Margin (Cut-Off Margin-Current Margin)	0.606%
Servicing Fee	34,680.09
Unpaid Servicing Fee Received	0.00
Remaining Accrued and Unpaid Servicing Fee	0.00
B. INTEREST, PRINCIPAL & LOSS ALLOCATION
Investor Certificateholder Floating Allocation Percentage	54.16%
Investor Certificateholder Fixed Allocation Percentage	98.00%
Investor Interest Collections	260,041.62
Investor Principal Collections	3,677,955.62
Transferor Interest Collections	220,051.09
Transferor Principal Collections	75,068.53
Investor Loss Amount	0.00
Beginning Invested Amount	45,082,623.74
Ending Invested Amount	41,404,668.12
C. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS
Investor Certificate Interest Distributed	144,319.11
Investor Certificate Interest Shortfall b/ any Draw on Policy	0.00
Unpaid Investor Certificate Interest Shortfall Received	0.00
Unpaid Investor Certificate Interest Shortfall Remaining	0.00
Principal Distribution Amount	3,677,955.62
Managed Amortization Period? (Yes=1; No=0)	0
Rapid Amortization Period? (Yes=1; No=0)	1
Maximum Principal Collections Payment	3,677,955.62
Alternative Principal Payment	2,189,765.70
Principal Collections less Additional Balances	2,189,765.70
Investor Loss Amount Distributed to Investors	0.00
Accelerated Principal Distribution Amount	9,194.89
D. INVESTOR CERTIFICATE PRINCIPAL BALANCE
Beginning Certificate Principal Balance	42,695,330.30
Ending Certificate Principal Balance	39,008,179.79
Pool Factor	0.0780164

ABS Corporation		Page 9
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Servicer Certificate (Page 2 of 3)
Distribution Date:	10/20/05
E. DISTRIBUTIONS TO TRANSFEROR
Interest Distribution	220,051.09
Principal Distribution	75,068.53
Amount Distributed to Transferor	0.00
F. TRANSFEROR BALANCE
Beginning Transferor Principal Balance	38,149,586.78
Ending Transferor Principal Balance	39,637,776.70
Minimum Transferor Balance	4,052,122.24
G. INVESTOR CERTIFICATE RATE
Investor Certificate Rate	4.05625%
LIBOR Rate	3.79625%
Maximum Rate	6.43597%
Weighted Average Mortgage Net Loan Rate	6.43597%
H. CREDIT ENHANCEMENT
Credit Enhancement Fee	3,913.74
Guaranteed Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Credit Enhancement Draw Amount	0.00
I. SPREAD ACCOUNT
Beginning Spread Account Balance	112,706.56
Ending Spread Account Balance	103,511.67
Amount to be distributed to (Released from) the Spread Account	(9,194.89)
Spread Account Maximum	103,511.67
J. DELINQUENCY & REO STATUS
Delinquent 30-59 days
No. of Accounts	38
Trust Balances	1,313,710.39
Delinquent 60-89 days
No. of Accounts	12
Trust Balances	227,236.94
Delinquent 90+ days
No. of Accounts	41
Trust Balances	1,560,840.19
Delinquent 9+ months
No. of Accounts	0
Trust Balances	0.00
REO
No. of Accounts	0
Trust Balances	0.00

ABS Corporation		Page 10
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Servicer Certificate (Page 3 of 3)
Distribution Date:	10/20/05
K. EVENT OF DEFAULT TRIGGERS	0
Failure by Seller to make payment within 5 Business Days of Required Date ?	0
Failure by Seller to perform any covenants described in the Agreement ?	0
Bankruptcy or Insolvency relating to Servicer ?	0
L. RAPID AMORTIZATION EVENT TRIGGERS	0
Failure by Seller to make payment within 3 Business Days of Required Date ?	0
Breach of Representation or Warranty by Seller or Depositor?	0
Bankruptcy or Insolvency relating to Transferor ?	0
Subject to Investment Company Act of 1940 Regulation ?	0
Any Event of Default ?	0
Draws Under Policy are Greater than 1% of Initial Pool Principal Balance?	0

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 17th day of October 2005

JPMorgan Chase Bank, N.A. (formerly Bank One, N.A.) as Servicer

/s/ PHILIP C. MCNIEL
Philip C. McNiel Vice President

Distribution List:

MBIA

Bill Marshall, JPMorgan Chase Bank, N.A.

Moody’s Investors Service

Standard & Poor’s Corp.

ABS Corporation		Page 11
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Statement to Certificateholders (Page 1 of 2)
Distribution Date:	10/20/05
INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)
A. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS
Investor Certificate Interest Distributed	0.288638
Investor Certificate Interest Shortfall Distributed	0.000000
Remaining Unpaid Investor Certificate Interest Shortfall	0.000000
Managed Amortization Period ? (Yes=1; No=0)	0
Investors Certificate Principal Distributed	7.374301
Principal Distribution Amount	7.355911
Maximum Principal Payment	7.355911
Alternative Principal Payment	4.379531
Principal Collections less Additional Balances	4.379531
Investor Loss Amount Distributed to Investors	0.000000
Accelerated Principal Distribution Amount	0.018390
Credit Enhancement Draw Amount	0.00
Total Amount Distributed to Certificateholders (P & I)	7.662939
B. INVESTOR CERTIFICATE PRINCIPAL BALANCE
Beginning Investor Certificate Balance	42,695,330.30
Ending Investor Certificate Balance	39,008,179.79
Beginning Invested Amount	45,082,623.74
Ending Invested Amount	41,404,668.12
Investor Certificateholder Floating Allocation Percentage	54.1649%
Pool Factor	0.0780164
Liquidation Loss Amount for Liquidated Loans	0.00
Unreimbursed Liquidation Loss Amount	0.00
C. POOL INFORMATION
Beginning Pool Balance	83,232,210.52
Ending Pool Balance	81,042,444.82
Servicing Fee	34,680.09
D. INVESTOR CERTIFICATE RATE
Investor Certificate Rate	4.056250%
LIBOR Rate	3.796250%
Maximum Rate	6.435967%
E. DELINQUENCY & REO STATUS
Delinquent 30-59 days
No. of Accounts	38
Trust Balances	1,313,710.39
Delinquent 60-89 days
No. of Accounts	12
Trust Balances	227,236.94
Delinquent 90+ days
No. of Accounts	41
Trust Balances	1,560,840.19
Delinquent 9+ Months
No. of Accounts	0
Trust Balances	0
REO
No. of Accounts	0
Trust Balances	0.00

ABS Corporation		Page 12
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Statement to Certificateholders (Page 2 of 2)
Distribution Date:	10/20/05

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 17th day of October 2005

JPMorgan Chase Bank, N.A. (formerly Bank One, N.A.) as Servicer

/s/ PHILIP C. MCNIEL
Philip C. McNiel Vice President

Distribution List:

Bill Marshall, JPMorgan Chase Bank, N.A.